FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) October 24, 2001

HCA INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State of Incorporation)

001-11239 (Commission File Number)	75-2497104 (IRS Employer Identification Number)

One Park Plaza, Nashville, Tennessee (Address of principal executive offices)	37203 (Zip Code)

(615) 344-9551
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. EXHIBIT
SIGNATURES
PRESS RELEASE

ITEM 5.  OTHER EVENTS

     On October 24, 2001, HCA Inc. (the “Company”) announced operating results for the third quarter ended September 30, 2001.

ITEM 7.  EXHIBIT

Exhibit 20	Copy of press release dated October 24, 2001 relating to third quarter earnings release.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA Inc.

By: /s/ JOHN M. FRANCK II

John M. Franck II Corporate Secretary

DATED: October 25, 2001

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